WISDOMTREE TRUST

Supplement Dated June 24, 2015

to the currently effective

Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) for the

WisdomTree International Hedged Equity Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree International Hedged Equity Fund (the “Fund”).

Shares of the Fund are not currently available for purchase on the secondary market.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-063-0615